Exhibit 99.1

News Release
SCM Microsystems and Hirsch Electronics to Merge
Combination creates new leader in converged security solutions for physical and logical access
ISMANING, Germany and SANTA ANA, Calif., December 11, 2008 – SCM Microsystems, Inc. (NASDAQ: SCMM; Prime Standard, SMY) and Hirsch Electronics Corp. today announced they have entered into a definitive agreement to merge. The combination of SCM and Hirsch is expected to result in a new security products leader at a time of escalating market demand for converged security solutions leveraging smart cards and smart chip-enabled devices.
Pursuant to the proposed merger, the security holders of Hirsch will receive a combination of cash, SCM common stock and warrants to purchase shares of SCM common stock, with total consideration based on the price of SCM common stock at the time of closing.
The combination of SCM, a leading global provider of smart card-based logical access readers, and Hirsch, a top player in the physical security industry and a pioneer in the electronic access control market, will provide customers with a more comprehensive and powerful set of solutions for linking physical (e.g., building) and logical (e.g., PC and network) access control across the enterprise. Together, the two companies will be better positioned to meet a broader set of customer needs, strengthen their market presence globally, leverage existing distribution channels and achieve an operational scale to accelerate growth into new markets.
“This merger essentially doubles the size of our company and brings significant benefits to our customers, shareholders and employees,” commented Felix Marx, chief executive officer of SCM Microsystems. “Customers worldwide are calling for converged solutions for information security and physical access control, and that is creating demand for a broad set of devices from doors to desktops with support for smart cards, biometrics and contactless technologies. By combining our respective product lines and resources we can address the full spectrum of customer needs, making our combined company much more valuable to our customers.”

“The synergies in the companies’ product lines and the opportunities for new, highly integrated security products are tremendous,” stated Larry Midland, president of Hirsch Electronics. “There is virtually no overlap in the companies’ current lines, yet the products and technologies are extraordinarily complementary. And, in both our organizations’ DNA, we have a commitment to the customer and a clear focus on innovation, reliability, and company integrity. I believe this is an ideal match.”
Following the merger, Mr. Midland is expected to join the board of directors of SCM Microsystems and will become an executive officer of the combined company.
The merger agreement has been approved by the boards of directors of both companies and is subject to the approval of both SCM’s and Hirsch’s stockholders. The transaction is subject to other customary closing conditions, including the filing by SCM of a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) with respect to the registration of shares of SCM common stock and warrants to be issued in the merger, and the declaration of its effectiveness by the SEC. The transaction is expected to close in the first half of 2009.
Following the merger, the combined company will be called SCM Microsystems and its common stock will continue to trade under SCM Microsystems’ name on both the U.S. NASDAQ and the Frankfurt Prime Standard exchanges. SCM and Hirsch products will continue to be marketed under their respective brand names.
Avondale Partners LLC acted as financial advisor to SCM Microsystems and its Board of Directors, and Gibson Dunn & Crutcher LLP is acting as legal counsel to SCM Microsystems in connection with the transaction. Imperial Capital LLP acted as financial advisor to Hirsch Electronics, and Palmieri, Tyler, Wiener, Wilhelm & Waldron LLP is acting as legal counsel to Hirsch in connection with the transaction.
Additional Information about this Transaction
The Registration Statement on Form S-4 that SCM intends to file with the SEC will include a joint proxy statement of SCM and Hirsch that also constitutes a prospectus of SCM. SCM and Hirsch will mail the definitive joint proxy statement/information statement and prospectus to their stockholders. SECURITY HOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the joint proxy statement/information statement and prospectus (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
Participants in the Solicitation
SCM and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SCM stockholders in respect of the proposed transaction. A description of direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of SCM is set forth in SCM’s proxy statement for its 2008 annual meeting, which was filed with the SEC on April 29, 2008. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed merger and a description of their interests will be contained in the definitive joint proxy statement/information statement and prospectus and other relevant materials to be filed with the SEC. Copies of these documents maybe obtained free of charge from the SEC’s website at www.sec.gov or from SCM’s website at www.scmmicro.com.
About SCM Microsystems
SCM Microsystems is a leading provider of solutions that open the Digital World by enabling people to conveniently access digital content and services. The company develops, markets and sells the industry’s broadest range of smart card reader technology for secure PC, network and physical access and digital media readers for transfer of digital content to OEM customers in the government, financial, enterprise, consumer electronics and photographic equipment markets worldwide. Global headquarters are in Ismaning, Germany. For additional information, visit the SCM Microsystems web site at www.scmmicro.com.

About Hirsch Electronics
Hirsch Electronics designs and manufactures security systems for worldwide markets. Hirsch is a recognized leader in IP-based physical security solutions that interoperate with other networked databases, devices and systems, such as human resources, provisioning, and directory services. Hirsch’s award-winning role-based access control, identity management, and policy-based security management systems integrate access control, digital video, alarm monitoring, smart cards and biometrics. Website: www.HirschElectronics.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include, without limitation, our statements contained above regarding the merger agreement, potential benefits and synergies of the merger for both companies, expected expansion of sales into new geographic markets and diversification and growth of customer base, the successful development and introduction of new and converged products, particularly contactless reader products,the anticipated closing date of the merger and any statements about the benefits of the business combination transaction, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the future business and financial performance of SCM and Hirsch; the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the possibility that the closing of the merger may be delayed, or that the merger may not close. For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent reports, filed with the SEC. SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.
Note: The SCM logo is a trademark of SCM Microsystems, Inc and the Hirsch logo is a trademark Hirsch Electronics Corp. or its affiliates in the United States and certain other countries. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.
Contacts:
Stephan Rohaly, SCM Microsystems, +49 (89) 9595-5110, srohaly@scmmicro.de
Darby Dye, SCM Microsystems, +1 510-249-4883, ddye@scmmicro.com
Scott Howell, Hirsch Electronics, +1-949-250-8888 ext. 130, marketing@hirschelectronics.com